UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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MLIG Variable Insurance Trust

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MLIG VARIABLE INSURANCE TRUST

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK EQUITY DIVIDEND PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

November 14, 2008
Dear Contract Owner:
A special meeting (the “Meeting”) of the shareholders of each of the above listed portfolios (together, the “Portfolios,” and each, a “Portfolio”), each an investment portfolio of the MLIG Variable Insurance Trust (the “Trust”), will be held on December 5, 2008, at 1700 Merrill Lynch Drive, Pennington, NJ 08534, beginning at 8:00 a.m. Eastern Time, or any adjournment or adjournments thereof. Although separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (together, the “Insurance Companies,” and each, an “Insurance Company”) are the only shareholders of the Portfolios, as an owner of record of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in one or more of the Portfolios, you have the right to instruct your Insurance Company as to the manner in which shares of the Portfolios attributable to your variable contract should be voted. The enclosed materials discuss several proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting and contain the Notice of Special Meeting, Proxy Statement and Voting Instruction Card(s).

At the Meeting, and as described in the Proxy Statement accompanying this letter, shareholders will be asked:
1.	To approve a new investment management agreement between each Portfolio and Roszel Advisors, LLC (“Roszel Advisors”).

2.	To approve a new subadvisory agreement for the Roszel/BlackRock Equity Dividend Portfolio between BlackRock Investment Management, LLC (“BlackRock IM”) and Roszel Advisors.

3.	To approve a new subadvisory agreement for the Roszel/BlackRock Fixed-Income Portfolio between BlackRock IM and Roszel Advisors.

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
The Trust’s Board of Trustees has concluded that the Proposals are in the best interest of the contract owners invested in the Portfolios and unanimously recommends that you instruct your Insurance Company to vote “FOR” each Proposal.
I encourage you to review the enclosed materials, which explain the proposals in more detail. Please vote and return your Voting Instruction Card(s) in the enclosed postage paid envelope as soon as possible. Alternatively, you may vote by telephone by calling the toll-free number on the Voting Instruction Card, or by computer by going to the Internet address provided on the Voting Instruction Card and following the instructions, using your Voting Instruction Card as a guide. Your voting instructions are important and we hope you will respond today no matter how large or small your holdings may be.
If you have any questions before you vote, please call 1-866-414-6349. We will help you get the answers you need promptly. Thank you for your participation in this important matter.
Sincerely,
Lori M. Salvo
Secretary
MLIG Variable Insurance Trust

2

MLIG VARIABLE INSURANCE TRUST
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK EQUITY DIVIDEND PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

1700 MERRILL LYNCH DRIVE
PENNINGTON, NJ 08534

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
to be held on December 5, 2008

To owners of variable life insurance contracts and variable annuity contracts (together, the “variable contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (together, the “Insurance Companies,” and each, an “Insurance Company”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:
Notice is hereby given that the MLIG Variable Insurance Trust (the “Trust”) will hold a special meeting (the “Meeting”) of the shareholders of each of the above listed portfolios, each an investment portfolio of the Trust (together, the “Portfolios,” and each, a “Portfolio”), on December 5, 2008, beginning at 8:00 a.m. Eastern Time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534.

At the Meeting, shareholders will be asked:
1.	To approve a new investment management agreement between each Portfolio and Roszel Advisors, LLC (“Roszel Advisors”).

2.	To approve a new subadvisory agreement for the Roszel/BlackRock Equity Dividend Portfolio between BlackRock Investment Management, LLC (“BlackRock IM”) and Roszel Advisors.

3.	To approve a new subadvisory agreement for the Roszel/BlackRock Fixed-Income Portfolio between BlackRock IM and Roszel Advisors.

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
Separate accounts of the Insurance Companies are the only shareholders of the Portfolios. However, the Insurance Companies hereby solicit and agree to vote the shares of the Portfolios attributable to the Insurance Companies and such separate accounts at the Meeting in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.
Shareholders of record at the close of business on October 31, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct your Insurance Company as to the manner in which shares of the Trust attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to your Insurance Company.
Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card(s). Just follow the simple instructions that appear on your enclosed Voting Instruction Card(s). Alternatively, you may vote by telephone by calling the toll-free number on the Voting Instruction Card(s), or by computer by going to the Internet address provided on the Voting Instruction Card(s) and following the instructions, using your Voting Instruction Card(s) as a guide.
By Order of the Board of Trustees,
Lori M. Salvo
Secretary
November 14, 2008

2

MLIG VARIABLE INSURANCE TRUST

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK EQUITY DIVIDEND PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 5, 2008
This Proxy Statement is being furnished on behalf of the board of trustees (the “Board” or the “Board of Trustees”) of the MLIG Variable Insurance Trust (the “Trust”) by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (together, the “Insurance Companies,” and each, an “Insurance Company”) to owners (“Contract Owners” and each a “Contract Owner”) of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on October 31, 2008 (the “Record Date”) allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of one or more of the above listed portfolios (together, the “Portfolios,” and each, a “Portfolio”), each an investment portfolio of the Trust. This Proxy Statement and attached materials are being mailed on or about November 17, 2008.

This Proxy Statement is accompanied by a Voting Instruction Card(s) for Contract Owners to use to instruct the Insurance Company that issued their contract how to vote at the special meeting (the “Meeting”) of shareholders of the Portfolios. The Meeting is to be held on December 5, 2008 at 1700 Merrill Lynch Drive, Pennington, NJ 08534, beginning at 8:00 a.m. Eastern Time, for the purposes set forth below and in the accompanying Notice of Special Meeting.
     At the Meeting, and at any adjournment(s) thereof, the shareholders will be asked to vote on the following Proposals:
1.	To approve a new investment management agreement between each Portfolio and Roszel Advisors, LLC (“Roszel Advisors”).

2.	To approve a new subadvisory agreement for the Roszel/BlackRock Equity Dividend Portfolio between BlackRock Investment Management, LLC (“BlackRock IM”) and Roszel Advisors.

3.	To approve a new subadvisory agreement for the Roszel/BlackRock Fixed-Income Portfolio between BlackRock IM and Roszel Advisors.

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.
Certain Proposals will only be voted on by the shareholders of certain Portfolios. Shareholders of the Portfolios will vote separately on each Proposal as identified in the table below.

Portfolio	Proposal 1	Proposal 2	Proposal 3
Roszel/Lord Abbett Large Cap Value Portfolio	X
Roszel/Davis Large Cap Value Portfolio	X
Roszel/BlackRock Equity Dividend Portfolio	X	X
Roszel/Lord Abbett Affiliated Portfolio	X
Roszel/Fayez Sarofim Large Cap Core Portfolio	X
Roszel/AllianceBernstein Large Cap Core Portfolio	X
Roszel/Rittenhouse Large Cap Growth Portfolio	X
Roszel/Marsico Large Cap Growth Portfolio	X
Roszel/Loomis Sayles Large Cap Growth Portfolio	X
Roszel/Allianz CCM Capital Appreciation Portfolio	X
Roszel/Allianz NFJ Mid Cap Value Portfolio	X
Roszel/Lord Abbett Mid Cap Value Portfolio	X
Roszel/Cadence Mid Cap Growth Portfolio	X
Roszel/Seligman Mid Cap Growth Portfolio	X
Roszel/NWQ Small Cap Value Portfolio	X
Roszel/Allianz NFJ Small Cap Value Portfolio	X
Roszel/Delaware Small-Mid Cap Growth Portfolio	X
Roszel/JPMorgan Small Cap Growth Portfolio	X
Roszel/Delaware Trend Portfolio	X
Roszel/Lazard International Portfolio	X
Roszel/JPMorgan International Equity Portfolio	X
Roszel/Lord Abbett Government Securities Portfolio	X
Roszel/BlackRock Fixed-Income Portfolio	X		X
Roszel/Lord Abbett Bond Debenture Portfolio	X

The Trust’s Board of Trustees has concluded that the Proposals are in the best interest of the Contract Owners invested in the Portfolios and unanimously recommends that you instruct your Insurance Company to vote “FOR” each Proposal.
Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.
INTRODUCTION
General
The Trust was organized in Delaware on February 14, 2002 as a statutory trust, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 series corresponding to the 24 Portfolios named in this Proxy Statement. The Board of Trustees has three members, each of which is not an “interested person” as defined in the 1940 Act (the “independent trustees”).
Shareholders
The Insurance Companies, through the Separate Accounts, are the only shareholders of record of each of the Portfolios. Each Separate Account is a segregated asset account established by an Insurance Company and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by a Contract Owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Portfolios. Each sub-account invests in shares corresponding to a Portfolio of the Trust.
VOTING INFORMATION
Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Cards (including telephone and Internet votes) received by the issuing Insurance Company by the close of business on December 4, 2008 will be counted for purposes of voting at the Meeting.
The number of shares of each Portfolio for which a Contract Owner may give voting instructions is based on the number of shares, or fraction of shares, held in the Separate Account attributable to the Contract Owner’s variable contract on the Record Date. Each share has one vote for each dollar of net asset value, and fractional votes are counted.
In the event that one or more Contract Owners fails to provide the Insurance Company with voting instructions, the Insurance Company will vote the shares attributable to such Contract Owner(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other Contract Owners investing through those Separate Accounts, if the Insurance Company receives voting instructions attributable to at least 10% of the shares it holds.

If the threshold is not reached, the Insurance Company will not vote its shares. If neither Insurance Company can vote its shares, either or both of the Insurance Companies may propose an adjournment of the meeting to solicit additional voting instructions. If a Voting Instruction Card is returned by a Contract Owner without indicating a voting instruction, the Insurance Company will vote those shares FOR the Proposal. As a result of this voting process, a relatively small number of Contract Owners can determine the outcome of the votes.
In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners, although each Insurance Company does not believe that these circumstances exist with respect to the matters currently before shareholders. Contract Owners may revoke voting instructions given to an Insurance Company at any time prior to the Meeting by notifying the Insurance Company’s agent in writing: Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.
Solicitation of Voting Instructions
Voting instructions are being solicited by mail. In addition to the solicitation of voting instructions by mail, officers and employees of Roszel Advisors, the Insurance Companies, or their affiliates may solicit voting instructions in person, by telephone, and electronically, including through the internet. Roszel Advisors will employ Broadridge Financial Solutions, Inc. (“Broadridge”) as a proxy solicitor and will pay Broadridge a flat fee of $24,000 plus out-of-pocket expenses of approximately $27,400. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by Roszel Advisors or an affiliate.
Contract Owners should provide voting instructions by completing the enclosed Voting Instruction Card(s) and mailing it in the postage paid envelope to the address shown on the Voting Instruction Card(s). Alternatively, Contract Owners may vote by telephone by calling the toll-free number on the Voting Instruction Card(s), or by computer by going to the Internet address provided on the Voting Instruction Card(s) and following the instructions, using the Voting Instruction Card(s) as a guide.
Shareholder Information
Each Portfolio currently has only one class of shares outstanding. Through the Separate Accounts, the Insurance Companies are the only shareholders of record of the Portfolios. The number of shares outstanding, the net asset value per share, and the votes eligible to be cast at the Meeting with respect to each Portfolio, the percentage ownership of the outstanding shares of each Portfolio by each of the Insurance Companies, and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) of this Proxy Statement.
Quorum
The presence, in person or by proxy, of shareholders entitled to cast at least 30% of the votes entitled to be cast for each Portfolio constitutes a quorum for the Meeting for that Portfolio.

Because the Insurance Companies, through the Separate Accounts, are the holders of record of all the Outstanding Shares, the Trust expects all such shares to be present at the Meeting.
Adjournments
It is possible that the Trust may propose to the Insurance Companies one or more adjournments of the Meeting. Any such adjournment with respect to each Portfolio will require an affirmative vote by the holders of a majority of the Outstanding Shares of that Portfolio present (in person or by proxy) at the Meeting. Each Insurance Company will vote upon such adjournment after consideration of the best interests of all Contract Owners invested in the Portfolio.
Vote Required
For Proposal 1, each Portfolio will vote separately and the approval of the investment management agreement between Roszel Advisors and each Portfolio will require the approval of a “Majority of the Outstanding Voting Securities” of that Portfolio, which term, for purposes of this Proxy Statement and as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio.
Proposal 2 will only be voted upon by shareholders of the Roszel/BlackRock Equity Dividend Portfolio and the approval of the subadvisory agreement for that Portfolio will require the approval of a Majority of the Outstanding Voting Securities of the Portfolio.
Proposal 3 will only be voted upon by shareholders of the Roszel/BlackRock Fixed-Income Portfolio and the approval of the subadvisory agreement for that Portfolio will require the approval of a Majority of the Outstanding Voting Securities of the Portfolio.
Abstentions are counted as shares eligible to vote at the Meeting for purposes of establishing a quorum, but will not count as votes cast with respect to a proposal. Broker non-votes (i.e., proxies from broker or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary voting power) will be treated the same as abstentions. Accordingly, abstentions and broker non-votes will effectively be a vote against a Proposal and will have no effect on the vote of the adjournment.
The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

REASON FOR THE SHAREHOLDER MEETING
On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill”), the ultimate parent company of Roszel Advisors, the Trust’s current investment manager, and Bank of America Corporation (“Bank of America”), both widely-held publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a direct wholly-owned merger subsidiary of Bank of America will be merged with and into Merrill. This transaction will combine Merrill’s global wealth management and worldwide investment banking businesses with Bank of America’s consumer and small business banking, consumer and property finance, and global wealth management, to create one of the world’s preeminent, diversified global leaders in financial services (the “Merger”). After the Merger, it is expected that Merrill will continue its corporate existence with substantially all of its current structure completely intact as a subsidiary of Bank of America. Merrill will be granted representation on Bank of America’s board of directors.
Although Merrill has informed the Board that it does not believe the Merger will be an “assignment” of the Trust’s current investment management agreement (the “Current Management Agreement”) under the 1940 Act, it is possible that the Merger could be determined to be such an assignment, which would result under provisions of the 1940 Act in the automatic termination of the Current Management Agreement. To address this uncertainty and to prevent any potential disruption in Roszel Advisor’s ability to continue to provide services to the Portfolios after completion of the Merger, the Trust is submitting a new investment management agreement (the “New Management Agreement”) to its shareholders for their approval. If shareholders approve the New Management Agreement, it will be effective upon completion of the Merger or, if the Merger is not completed, at such time as the Board determines.
Additionally, as will be explained in more detail below, the Trust is also submitting to the shareholders of the two Portfolios subadvised by BlackRock IM a new subadvisory agreement (the “New BlackRock Subadvisory Agreements” and each a “New BlackRock Subadvisory Agreement”). If shareholders approve the New Subadvisory Agreements, they will be effective upon completion of the Merger or, if the Merger is not completed, at such time as the Board determines.
PROPOSAL 1
APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT
BETWEEN ROSZEL ADVISORS AND EACH PORTFOLIO
Background
Roszel Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., which is, in turn, an indirect wholly-owned subsidiary of Merrill. Roszel Advisors’ principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534. Information about the officers and directors of Roszel Advisors is set forth in Appendix B.

The Current Management Agreement
Pursuant to the Current Management Agreement, which was first approved by the Board on June 5, 2002, and most recently re-approved on March 13, 2008, and subject to the authority of the Board, Roszel Advisors serves as the Trust’s investment manager. The Current Management Agreement was approved by the original shareholder of the Trust on July 1, 2002.
Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each Portfolio according to its investment objective and strategies. Roszel Advisors has engaged at least one subadviser for each Portfolio to provide that Portfolio with day-to-day portfolio management. On November 19, 2002, Roszel Advisors obtained an exemptive order from the SEC that permits Roszel Advisors, subject to oversight by the Board, to hire new subadvisers with which it is not affiliated, and to make certain changes to existing subadvisory contracts, without obtaining shareholder approval (the “Exemptive Order”).
Each Portfolio pays Roszel Advisors a management fee based on the average daily net assets of that Portfolio. The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the year ended December 31, 2007.

	Annual Rate (as %
	of average daily	Year Ended
Portfolio	net assets)	12/31/07

Roszel/Lord Abbett Large Cap Value Portfolio	0.80%	$65,546
Roszel/Davis Large Cap Value Portfolio	0.80%	$19,484
Roszel/BlackRock Equity Dividend Portfolio	0.80%	$83,605
Roszel/Lord Abbett Affiliated Portfolio	0.80%	$498,829
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%	$12,001
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%	$9,487
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%	$57,451
Roszel/Marsico Large Cap Growth Portfolio	0.80%	$367,434
Roszel/ Loomis Sayles Large Cap Growth Portfolio	0.80%	$8,145
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%	$1,309,415
Roszel/Allianz NFJ Mid Cap Value Portfolio(1)	0.80%	$19,093
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%	$1,296,783
Roszel/Cadence Mid Cap Growth Portfolio	0.80%	$18,064
Roszel/Seligman Mid Cap Growth Portfolio	0.85%	$442,093
Roszel/NWQ Small Cap Value Portfolio	0.85%	$37,933
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%	$898,740
Roszel/ Delaware Small-Mid Cap Growth Portfolio	0.85%	$20,999
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%	$708,960
Roszel/Delaware Trend Portfolio	0.85%	$301,223
Roszel/Lazard International Portfolio	0.85%	$42,028
Roszel/JPMorgan International Equity Portfolio	0.85%	$29,719
Roszel/Lord Abbett Government Securities Portfolio	0.65%	$46,669
Roszel/BlackRock Fixed-Income Portfolio	0.65%	$63,673
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%	$107,006

The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The expense limitation agreement is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Board. Each Portfolio’s total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements for the Trust’s most recently completed fiscal year are set forth in the table below.

			Total Waivers/
	Total Expenses For	Expense Limit	Reimbursements For
	the Year Ended	For the Year Ended	the Year Ended
Portfolio	12/31/07	12/31/07	12/31/07
Roszel/Lord Abbett Large Cap Value Portfolio	1.65%	1.10%	$45,195
Roszel/Davis Large Cap Value Portfolio	2.97%	1.10%	$45,451
Roszel/BlackRock Equity Dividend Portfolio	1.61%	1.10%	$53,096
Roszel/Lord Abbett Affiliated Portfolio	1.19%	1.10%	$53,581
Roszel/Fayez Sarofim Large Cap Core Portfolio	3.76%	1.10%	$39,939
Roszel/AllianceBernstein Large Cap Core Portfolio	4.75%	1.10%	$43,312
Roszel/Rittenhouse Large Cap Growth Portfolio	1.67%	1.10%	$40,558
Roszel/Marsico Large Cap Growth Portfolio	1.15%	1.10%	$24,939
Roszel/ Loomis Sayles Large Cap Growth Portfolio	6.02%	1.10%	$50,144
Roszel/Allianz CCM Capital Appreciation Portfolio	1.09%	1.10%	$0
Roszel/Allianz NFJ Mid Cap Value Portfolio	3.21%	1.10%	$50,460
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%	1.15%	$0
Roszel/Cadence Mid Cap Growth Portfolio	3.55%	1.10%	$55,246
Roszel/Seligman Mid Cap Growth Portfolio	1.22%	1.15%	$36,525
Roszel/NWQ Small Cap Value Portfolio	2.14%	1.15%	$44,317
Roszel/Allianz NFJ Small Cap Value Portfolio	1.16%	1.15%	$6,382
Roszel/Delaware Small-Mid Cap Growth Portfolio	2.90%	1.15%	$43,273
Roszel/JPMorgan Small Cap Growth Portfolio	1.29%	1.25%	$29,433
Roszel/Delaware Trend Portfolio	1.29%	1.15%	$50,283
Roszel/Lazard International Portfolio	2.07%	1.15%	$45,347
Roszel/JPMorgan International Equity Portfolio	3.65%	1.15%	$87,469
Roszel/Lord Abbett Government Securities Portfolio	1.53%	0.95%	$41,852
Roszel/BlackRock Fixed-Income Portfolio	1.50%	0.95%	$53,692
Roszel/Lord Abbett Bond Debenture Portfolio	1.71%	1.10%	$82,150
The New Management Agreement and the Current Management Agreement are identical in all respects, including the fees paid to Roszel Advisors, with the exception of the effective date. A form of the New Management Agreement is attached hereto as Exhibit E.

Description of the Merger
As discussed above, on September 15, 2008, Merrill, the ultimate parent company of Roszel Advisors, and Bank of America announced that they had entered into an agreement pursuant to which a direct, wholly-owned merger subsidiary of Bank of America will be merged with and into Merrill. This transaction will combine Merrill’s global wealth management and worldwide investment banking businesses with Bank of America’s consumer and small business banking, consumer and property finance, and global wealth management, to create one of the world’s preeminent, diversified global leaders in financial services. After the Merger, it is expected that Merrill will continue its corporate existence with substantially all of its current structure completely intact as a subsidiary of Bank of America. Merrill will be granted representation on Bank of America’s board of directors.
The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company will have leadership positions in retail brokerage and wealth management, including the largest brokerage business in the world with more than 20,000 advisors and $2.5 trillion in client assets, as well as a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.
Following the Merger, Bank of America will be owned jointly by former Merrill holders and Bank of America holders, as all currently outstanding voting securities of Merrill will be converted into voting securities of Bank of America, with no single shareholder owning more than [10%] of the combined entity. Furthermore, no contract of any advisory client will be transferred, no investment advisory subsidiary will be merged out of existence, and the management and investment professionals at Roszel Advisors are expected to remain the same as before the Merger. Completion of the Merger is subject to various regulatory approvals, client consents, approval by Merrill shareholders and customary conditions. The Merger has been approved by the boards of directors of Merrill and Bank of America and is expected to close at the end of the fourth quarter of 2008.
Although Merrill has informed the Board that it does not believe the Merger will be an “assignment” of the Current Management Agreement under the 1940 Act, it is possible that the Merger could be determined to be such an assignment, which would result under provisions of the statute in the automatic termination of the Current Management Agreement.
The Board met on October 31, 2008 for the purpose of, among other things, discussing the impact of the Merger on Roszel Advisors and the Trust and considering whether it would be in the best interests of each Portfolio and its shareholders to approve a New Management Agreement between each Portfolio and Roszel Advisors. At the Board meeting, and for the reasons discussed (see “Board Considerations” below), the Board, which is comprised entirely of independent trustees, unanimously approved the New Management Agreement and, so as to assure continuity of investment management services to the Trusts after the Merger, unanimously recommended its approval by shareholders of each Portfolio.

In the event shareholders of a Portfolio do not approve the New Management Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.
Board Considerations
At the October 31, 2008 meeting, the Board discussed the relationship of the Merger to Roszel Advisors and its ability to manage the Trust. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of the Current Management Agreement. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current Management Agreement at the March 13, 2008 meeting would be affected in any significant way by the Merger. Roszel Advisors also informed the Board that no changes were expected to Roszel Advisors as a result of the Merger.
The Board’s determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the New Management Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.
The March 13, 2008 Meeting
In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss the performance of Roszel Advisors. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors were present.
At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors, (2) the investment performance of the Portfolios, (3) the advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) received by Roszel Advisors or their respective affiliates as a result of their relationship with the Trust.

In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds (“Comparable Group”), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio (“Competitor Group”).
Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Current Management Agreement presented to the Board for its approval at the March 13, 2008 meeting.
Nature, Extent and Quality of Services Provided
The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Current Management Agreement, the Board considered that under the Current Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Current Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.
One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.
Investment Performance
The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio’s performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio’s inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.
For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no subadviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

     Roszel/Lord Abbett Large Cap Value Portfolio
The Board noted that, although the Portfolio slightly underperformed its benchmark, the Russell 1000 Value Index, for the three and five year periods ended January 31, 2008, the Portfolio outperformed its benchmark since inception and for the one year period ended January 31, 2008. The Portfolio also performed well, over a longer time period, when compared with its competitors; for the five year period ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 4th, 2nd, 4th, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/Davis Large Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008 and for the period since Davis became its subadviser on October 1, 2006. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/BlackRock Equity Dividend Portfolio
The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group.
     Roszel/Fayez Sarofim Large Cap Core Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.5 million made it the smallest fund in its Comparable Group.
     Roszel/AllianceBernstein Large Cap Core Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.3 million made it the smallest fund in its Comparable Group.

     Roszel/Loomis Sayles Large Cap Growth Portfolio
The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 4th, 4th, 3rd, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.0 million made it the smallest fund in its Comparable Group.
     Roszel/Rittenhouse Large Cap Growth Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted the conservative nature of Rittenhouse’s strategy.
     Roszel/Marsico Large Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the subadviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/Allianz NFJ Mid Cap Value Portfolio
The Board noted that performance had improved in the short time since NFJ became the Portfolio’s subadviser.
     Roszel/NWQ Small Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 1st, 1st, and 1st quintiles, respectively, relative to its Competitor Group.
     Roszel/Delaware Small-Mid Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Lazard International Portfolio
The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $5.2 million made it the smallest fund in its Comparable Group. The Board also considered Lazard’s investment approach and its relative performance during down markets (including periods prior to inception of the Portfolio).
     Roszel/JPMorgan International Equity Portfolio
The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the performance of the Portfolio included performance from a time period when the Portfolio had been managed by former subadvisers. The Board further noted that the Portfolio’s net assets of $3.6 million made it the smallest fund in its Comparable Group.
     Roszel/Lord Abbett Government Securities Portfolio
The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 3rd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/BlackRock Fixed-Income Portfolio
The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio had a new management team that, less than a year earlier, had begun to implement a new strategy for managing the Portfolio.
     Roszel/Lord Abbett Affiliated Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three year period ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

     Roszel/Allianz CCM Capital Appreciation Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2008. For each of the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group.
     Roszel/Lord Abbett Mid Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 5th, 5th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Lord Abbett mid cap value team had managed a similar fund for a longer period and that the fund had 1st quintile performance against its peers over a ten year period.
     Roszel/Seligman Mid Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.
     Roszel/Allianz NFJ Small Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st quintile relative to its Competitor Group.
     Roszel/JPMorgan Small Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 1st, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that JPMorgan had changed portfolio managers approximately three years ago.
     Roszel/Delaware Trend Portfolio
The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, and 4th, quintiles, respectively, relative to its Competitor Group.

     Roszel/Lord Abbett Bond Debenture Portfolio
The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 1st, 3rd, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that Lord Abbett implements an investment strategy including high yield bonds, investment grade bonds, foreign bonds and convertible securities.
     Roszel/Cadence Mid Cap Growth Portfolio
The Board noted that the Portfolio had outperformed its benchmark, the Russell Midcap Growth Index, since Cadence became the subadviser on April 1, 2007. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.
Advisory Fees and Total Expenses
The Board considered the advisory fee paid by each Portfolio to Roszel Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.
The Board noted that each Portfolio’s contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the “Expense Limitation Agreement”), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability
The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The Board reviewed information on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for all but eight of the Portfolios (the Roszel/Marsico Large Cap Growth Portfolio, the Roszel/Lord Abbett Mid Cap Value Portfolio, the Roszel/Seligman Mid Cap Growth Portfolio, the Roszel/JP Morgan Small Cap Growth Portfolio, the Roszel/Lord Abbett Affiliated Portfolio, the Roszel/Delaware Trend Portfolio, the Roszel/Allianz NFJ Small Cap Value Portfolio, and the Roszel/Allianz CCM Capital Appreciation Portfolio). Roszel Advisors also estimated that its entire profit for 2007 was more than offset by the payment of administrative services fees to the insurance companies that offer the variable contracts through which the Trust’s Portfolios are made available.
In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2009, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits.
Additional Benefits
The Board specifically noted that, because the subadvisers, and not Roszel, are responsible for executing trades for the Portfolio, Roszel Advisors may not receive any soft dollar benefits as a result of trades made on behalf of the Portfolios.
Economies of Scale
The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios’ respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Current Management Agreement was reasonable and that no changes were currently necessary to reflect economies of scale.
Conclusions
At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, unanimously approved the continuance of the Management Agreement with respect to each Portfolio through March 31, 2009 and further approved the compensation payable to Roszel Advisers by the Trust.

The October 31, 2008 Meeting
At its October 31, 2008 meeting, the Board reviewed its conclusions from the March 13, 2008 meeting, information related to the Trust (including performance information as of September 30, 2008), and information related to the Merger. Based on its review and the representation from Roszel Advisors that no changes were expected to Roszel Advisors as a result of the Merger, and based on the fact that the New Management Agreement is identical to the Current Management Agreement in all respects except for the date of effectiveness, the Board determined that its basis for the approval of the Current Management Agreement supported its approval of the New Management Agreement. Thus, at the October 31, 2008 meeting, the Board unanimously approved the New Management Agreement.
Required Vote
Shareholders of each Portfolio will vote separately on the approval of a new investment management agreement with Roszel Advisors. As to each Portfolio, approval of Proposal 1 will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Portfolio.
The Board unanimously recommends that the shareholders of the Trust vote “FOR” the approval of a new investment management agreement.
PROPOSAL 2 AND PROPOSAL 3
APPROVAL OF TWO NEW SUBADVISORY AGREEMENTS WITH BLACKROCK
INVESTMENT MANAGEMENT, LLC
Background
BlackRock IM is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill owns approximately 49% of BlackRock, Inc. Because of Merrill’s ownership interests in the parent companies of both BlackRock IM and Roszel Advisors, BlackRock IM and Roszel Advisors may be deemed to be affiliated by reason of common control. BlackRock IM’s principal business address is 800 Scudders Mill Road, 2D, Plainsboro, NJ 08536. Information about the officers and directors of BlackRock IM is set forth in Appendix C. Appendix D lists other investment companies managed by BlackRock IM with an investment objective similar to that of either the Roszel/BlackRock Equity Dividend Portfolio or the Roszel/BlackRock Fixed-Income Portfolio (together, the “BlackRock Portfolios”).
Pursuant to subadvisory agreements approved by shareholders on August 25, 2006 (the “Current BlackRock Subadvisory Agreements” and each a “Current BlackRock Subadvisory Agreement”), BlackRock IM serves as the subadviser to the BlackRock Portfolios. The Current BlackRock Subadvisory Agreements were most recently re-approved by the Board on March 13, 2008.

The Current Subadvisory Agreements
As noted above, Roszel Advisors has retained a subadviser to manage each Portfolio of the Trust. Each of these subadvisers operates pursuant to a subadvisory agreement similar to the Current BlackRock Subadvisory Agreements (together, with the Current BlackRock Subadvisory Agreements, the “Current Subadvisory Agreements”). Each of the Current Subadvisory Agreements contains a provision stating that the agreement will terminate upon the termination of the Current Management Agreement. Thus, to the extent that the Merger could be deemed an “assignment” of the Current Management Agreement, all of the Current Subadvisory Agreements would also terminate. As a result of this uncertainty, the Board determined that it would approve new subadvisory agreements with each of the Trust’s subadvisers (the “New Subadvisory Agreements”). Because of the Exemptive Order, shareholder approval is not required and is not being sought with respect to the New Subadvisory Agreements with those subadvisers who are not affiliated with Roszel Advisors. However, because BlackRock IM may be deemed to be affiliated with Roszel Advisors, the Board is seeking shareholder approval of the New Subadvisory Agreements with BlackRock IM (the “New BlackRock Subadvisory Agreements”).
The Current BlackRock Subadvisory Agreements
The Current BlackRock Subadvisory Agreements provide that BlackRock IM shall manage the investment and reinvestment of the BlackRock Portfolios’ assets, subject to the oversight and supervision by Roszel Advisors and the Board, and shall furnish continuously an investment program for each BlackRock Portfolio and determine, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio should be held in various securities, cash or other investments.
For its services under the Current BlackRock Subadvisory Agreements, Roszel Advisors pays BlackRock IM compensation in the form of a subadvisory fee. The fee is paid by Roszel Advisors monthly and is calculated as a percentage of the average daily net assets of the Portfolio at the following annual rates:
•	For the Roszel/BlackRock Equity Dividend Portfolio: 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million.

•	For the Roszel/BlackRock Fixed-Income Portfolio: 0.20%.
For the year ended December 31, 2007, Roszel Advisors paid $37,773 in subadvisory fees to BlackRock IM with respect to the Roszel/ BlackRock Equity Dividend Portfolio and $19,807 in subadvisory fees to BlackRock IM with respect to the Roszel/ BlackRock Fixed-Income Portfolio.
The Current BlackRock Subadvisory Agreements are identical in all respects to the New BlackRock Subadvisory Agreements, including the fees paid by Roszel Advisors to BlackRock IM, with the exception of the effective date. A form of the New BlackRock Subadvisory Agreement is attached hereto as Exhibit F.

Board Considerations
At the October 31, 2008 meeting, the Board discussed the relationship of the Merger to BlackRock IM and its ability to manage each BlackRock Portfolio. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of the Current BlackRock Subadvisory Agreements. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current BlackRock Subadvisory Agreements at the March 13, 2008 meeting would be affected in any significant way by the Merger. Roszel Advisors also informed the Board that no changes were expected to BlackRock IM as a result of the Merger.
The Board’s determinations were made separately with respect to each BlackRock Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the New Management Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.
The March 13, 2008 Meeting
In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss, among other things, the performance of BlackRock IM. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or BlackRock IM were present.
At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided BlackRock IM. In response to specific requests from the independent trustees, Roszel Advisors and BlackRock IM furnished information concerning a variety of aspects of the operation of the BlackRock Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by BlackRock IM, (2) the investment performance of the BlackRock Portfolios, (3) the subadvisory fees, (4) an assessment as to whether any economies of scale existed in connection with the operation of the BlackRock Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the BlackRock Portfolios and the profitability to the BlackRock IM of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) received by BlackRock IM or its respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that is discussed above in the “Board Considerations” section under Proposal 1.

Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Current BlackRock Subadvisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.
Nature, Extent and Quality of Services Provided by BlackRock IM
The Board considered the nature, quality and extent of services provided by BlackRock IM to the BlackRock Portfolios. The Board considered that under the Current BlackRock Subadvisory Agreements, BlackRock IM is responsible for managing the investment operations and the composition of the BlackRock Portfolios, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that BlackRock IM is responsible for (1) providing investment research and supervision of each BlackRock Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that each BlackRock Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the BlackRock Portfolios and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the BlackRock Portfolio it advises in a manner consistent with its policies.
The Board also specifically considered the performance of each BlackRock Portfolio as is discussed above in the “Board Considerations” section under Proposal 1.
Expenses
The Board considered the total expenses of each BlackRock Portfolio as is discussed above in the “Board Considerations” section under Proposal 1.
Costs of Services Provided and Profitability
The Board reviewed the profitability of Roszel Advisors as is discussed under Proposal 1. In its review of the profitability of BlackRock IM, the Board determined that the level of profitability of a subadviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any profit by BlackRock IM earned from advising the BlackRock Portfolios is likely to be relatively modest in light of the net asset levels of the Portfolios.
Additional Benefits
The Board also reviewed information provided by BlackRock IM with respect to any direct or indirect benefits it receives as a result of its relationship with the BlackRock Portfolios (in addition to subadvisory fees). The Board considered BlackRock IM’s brokerage policies, including any benefits received from soft dollar arrangements.

The Board also considered that BlackRock IM may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by BlackRock IM were reasonable and consistent with the types of benefits generally derived by subadvisers to mutual funds.
Economies of Scale
The Board considered whether the BlackRock Portfolios have benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the BlackRock Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios’ respective peer groups. Therefore, the Board concluded that the fee structure of the BlackRock Portfolios was reasonable and that no changes were currently necessary to reflect economies of scale.
Conclusions
At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and BlackRock IM as the Board believed to be reasonably necessary to evaluate the terms of the Current BlackRock Subadvisory Agreements, unanimously approved the continuance of the Current BlackRock Subadvisory Agreements with respect to the Roszel/BlackRock Equity Dividend Portfolio and the Roszel/BlackRock Fixed-Income Portfolio through March 31, 2009 and further approved the compensation payable to BlackRock IM.
The October 31, 2008 Meeting
At its October 31, 2008 meeting, the Board reviewed its conclusions from the March 13, 2008 meeting, information related to the BlackRock Portfolios (including performance information as of September 30, 2008), and information related to the Merger. Based on its review and the representation from Roszel Advisors that no changes were expected to BlackRock IM as a result of the Merger, and based on the fact that the New BlackRock Subadvisory Agreements are identical to the Current BlackRock Subadvisory Agreements in all respects except for the date of effectiveness, the Board determined that its basis for the approval of the Current BlackRock Subadvisory Agreements supported its approval of the New BlackRock Subadvisory Agreements. Thus, at the October 31, 2008 meeting, the Board unanimously approved the New BlackRock Subadvisory Agreements.
Required Vote
Only shareholders of the Roszel/BlackRock Equity Dividend Portfolio will vote on Proposal 2. The approval of a New BlackRock Subadvisory Agreement for the Roszel/BlackRock Equity Dividend Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Portfolio.

Only shareholders of the Roszel/BlackRock Fixed-Income Portfolio will vote on Proposal 3. The approval of a New BlackRock Subadvisory Agreement for the Roszel/BlackRock Fixed-Income Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Portfolio.
The Board unanimously recommends that shareholders of the Roszel/BlackRock Equity Dividend Portfolio and the Roszel/BlackRock Fixed Income Portfolio vote “FOR” the approval of a new subadvisory agreement with BlackRock Investment Management, LLC.
OTHER INFORMATION
Affiliated Brokerage
For the year ended December 31, 2007, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”), Citation Financial Group and Broadcourt Capital as set forth below. Citation Financial Group is a division of MLPF&S that previously had a brokerage service arrangement with the Trust on behalf of each of the Portfolios. This arrangement has since terminated. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with Merrill.
The table below presents for the year ended December 31, 2007, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio’s commissions paid to that affiliated broker and the percentage of each Portfolio’s brokerage business effected by that broker.

			Percentage of
			Portfolio’s
			Dollar Amount
		Percentage of	of Transactions
		Portfolio’s	Effected
	Brokerage	Commissions to	Through
	Commissions	Affiliated	Affiliated
Portfolio	Paid in $	Brokers	Brokers	Broker
Roszel/Lord Abbett Large Cap Value Portfolio	141	2.54%	3.87%	MLPF&S
	1,313	23.67%	19.96%	Citation Financial Group
Roszel/Davis Large Cap Value Portfolio	3	0.69%	0.24%	MLPF&S
Roszel/BlackRock Equity Dividend Portfolio	225	2.61%	0.84%	MLPF&S
Roszel/Fayez Sarofim Large Cap Core Portfolio	47	6.10%	4.34%	MLPF&S
	26	3.37%	2.83%	Broadcort Capital
Roszel/AllianceBernstein Large Cap Core Portfolio	463	18.81%	16.03%	MLPF&S
	77	3.15%	4.53%	Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio	555	1.11%	0.32%	MLPF&S
Roszel/ Loomis Sayles Large Cap Growth Portfolio	85	3.59%	2.30%	MLPF&S
	550	23.16%	16.32%	Citation Financial Group

			Percentage of
			Portfolio’s
			Dollar Amount
		Percentage of	of Transactions
		Portfolio’s	Effected
	Brokerage	Commissions to	Through
	Commissions	Affiliated	Affiliated
Portfolio	Paid in $	Brokers	Brokers	Broker
Roszel/Allianz NFJ Mid Cap Value Portfolio	9	0.40%	0.29%	Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio	16,780	17.47%	15.90%	MLPF&S
	10,210	10.63%	10.02%	Citation Financial Group
Roszel/Cadence Mid Cap Growth Portfolio	107	1.90%	1.44%	MLPF&S
	24	0.42%	0.29%	Broadcort Capital
Roszel/Seligman Mid Cap Growth Portfolio	4	0.00%	0.00%	MLPF&S
	73,184	31.46%	20.10%	Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio	3,457	43.69%	35.09%	Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio	3,234	4.66%	5.26%	MLPF&S
	12,685	18.27%	20.55	Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,391	29.20%	23.21%	Citation Financial Group
	288	6.05%	7.91%	MLPF&S
Roszel/JPMorgan Small Cap Growth Portfolio	1,221	0.80%	0.47%	MLPF&S
Roszel/JPMorgan International Equity Portfolio	138	3.02%	1.13%	MLPF&S
Roszel/Lord Abbett Affiliated Portfolio	28,405	36.33%	27.56%	MLPF&S
	19,237	24.60%	27.10%	Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio	3,877	1.32%	1.34%	MLPF&S
	55,501	18.89	18.70%	Citation Financial Group
	1,130	0.38%	0.60%	Broadcort Capital
Roszel/Delaware Trend Portfolio	2,477	2.89%	2.27%	MLPF&S
	15,459	18.05%	19.19%	Citation Financial Group
Service Providers
J.P. Morgan Investor Services Co. (“JPMIS”) provides certain administrative services to the Trust pursuant to an administration agreement between J.P. Morgan and the Trust. JPMIS is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.
Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPF&S”) serves, without compensation from the Trust, as principal underwriter to the Trust pursuant to an agreement between MLPF&S and the Trust. MLPF&S is located at 4 World Financial Center, New York, New York 10080 and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.
The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, serves as the independent registered public accounting firm of the Trust.
Shareholder Proposals
The Trust’s Declaration of Trust provides that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 2008 or in subsequent years. Proposals that shareholders intend to present for inclusion in the proxy materials with respect to a special meeting must be received by the Trust within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not, however, guarantee its inclusion.

Other Business
Roszel Advisors knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

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APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
As of the Record Date, the net asset value per share, number of shares outstanding, number of votes eligible to be cast at the Meeting with respect to each Portfolio, and the percentage ownership thereof by Merrill Lynch Life Insurance Company (“MLLIC”), 4333 Edgewood Rd., NE, Cedar Rapids, IA 52499, and ML Life Insurance Company of New York (“MLNY”), 4 Manhattenville Rd., Purchase, NY 10577, through their respective Separate Accounts, are set forth below.
As of the Record Date, officers and directors of the Trust together beneficially owned (i.e., as Contract Owners) less than 1% of each Portfolio’s shares.

		Net Asset		Percentage	Percentage
	Shares	Value	Number of	of Shares	of Shares
Portfolio	Outstanding	Per Share	Eligible Votes	held by MLLIC	held by MLNY
Roszel/AllianceBernstein
Large Cap Core
Roszel/Allianz CCM Capital Appreciation
Roszel/Allianz NFJ Mid Cap Value
Roszel/Allianz NFJ Small Cap Value
Roszel/BlackRock Fixed-Income
Roszel/BlackRock Equity Dividend
Roszel/Cadence Mid Cap Growth
Roszel/Davis Large Cap Value
Roszel/Delaware Small-Mid Cap Growth
Roszel/Delaware Trend
Roszel/Fayez Sarofim Large Cap Core
Roszel/JPMorgan International Equity
Roszel/JPMorgan Small Cap Growth
Roszel/Lord Abbett Affiliated
Roszel/Lord Abbett Bond Debenture
Roszel/Lord Abbett Government Securities

		Net Asset		Percentage	Percentage
	Shares	Value	Number of	of Shares	of Shares
Portfolio	Outstanding	Per Share	Eligible Votes	held by MLLIC	held by MLNY
Roszel/Lord Abbett Large Cap Value
Roszel/Lord Abbett Mid Cap Value
Roszel/Lazard International
Roszel/Loomis Sayles Large Cap Growth
Roszel/Marsico Large Cap Growth
Roszel/NWQ Small Cap Value
Roszel/Rittenhouse Large Cap Growth
Roszel/Seligman Mid Cap Growth
As of the Record Date, the following Contract Owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:

	Name and	Percentage of
	Location of	Outstanding
Portfolio	Contract Owner	Shares

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APPENDIX B
OFFICERS AND DIRECTORS OF ROSZEL ADVISORS, LLC

Name	Position

John Manetta	President, Chief Investment Officer, Elected Manager

Ann Strootman	Treasurer

J. David Meglen	Vice President, Chief Operating Officer

Lori M. Salvo	Chief Compliance Officer

Frances C. Grabish	Secretary
Certain officers of Roszel Advisors, LLC are also officers of the Trust. J. David Meglen serves as the vice president of the Trust; Ann Strootman serves as treasurer and chief financial officer of the Trust; and Lori Salvo serves as the secretary and chief compliance officer of the Trust.

APPENDIX C
OFFICERS AND DIRECTORS OF
BLACKROCK INVESTMENT MANAGEMENT LLC

Name	Position

Laurence Fink	Chief Executive Officer

Robert Kapito	President

Scott Amero	Vice Chairman

Paul Audet	Vice Chairman

Robert Connolly	General Counsel, Secretary and Managing Director

Robert Doll	Vice Chairman

Robert Fairbairn	Vice Chairman

Bennett Golub	Vice Chairman

Charles Hallac	Vice Chairman

Barbara Novick	Vice Chairman

Ann Marie Petach	Chief Financial Officer and Managing Director

Susan Wagner	Vice Chairman and Chief Operating Officer

APPENDIX D
The table below provides information about a registered investment company advised by BlackRock Investment Management, LLC that has a similar investment objective to that of the Roszel/Equity Dividend Portfolio. BlackRock Investment Management, LLC does not serve as the investment adviser or subadviser to any other registered investment companies that have a similar investment objective to that of the Roszel/BlackRock Fixed-Income Portfolio.

			Subject to
			Voluntary or
		Rate of	Contractual
Name of Fund	Net Assets(1)	Compensation(2)	Expense Limitations

BlackRock Equity Dividend Fund	$3,726,112,692	.60%	No

(1)	As of September 30, 2008.

(2)	As a percent of average daily net assets.

APPENDIX E
MLIG Variable Insurance Trust
MANAGEMENT AGREEMENT
     THIS MANAGEMENT AGREEMENT (“Agreement”) is made this       day of                     , 2008 by and between MLIG Variable Insurance Trust, a statutory trust organized and existing under the laws of the state of Delaware (the “Trust”), and Roszel Advisors, LLC (the “Manager”), a limited liability company organized and existing under the laws of the state of Delaware.
RECITALS
1. The Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently consists of the investment portfolios listed in Appendix A, attached hereto (each, a “Portfolio”);
2. The Trust issues a separate series of shares of beneficial interest for each Portfolio, which shares represent fractional undivided interests in the Portfolio;
3. The Trust desires to retain the Manager to provide or to arrange to provide overall management of the Trust and each Portfolio, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement;
4. The Manager is willing to provide or to arrange to provide general management and investment advisory services to the Trust and each Portfolio on the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the promises and the covenants herein, the Trust and the Manager agree as follows:
ARTICLE I
Duties of the Manager
     The Trust engages the Manager to act as the Trust’s general manager and investment adviser to provide directly or to arrange through third parties, investment advisory and general management services to it and to each existing Portfolio, for the period and on the terms and conditions set forth in this Agreement. This Agreement may be extended to any additional investment portfolios that the Trust may establish in the future on the same terms and conditions. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the board of trustees of the Trust (the “Board”) and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Manager may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s) or other party, to perform any or all of the services set forth in this Agreement.
     The Manager, its affiliates and any investment adviser(s), investment subadviser(s) or other parties performing services for the Manager shall, for all purposes herein, be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust or a Portfolio in any way or otherwise be deemed agents of the Trust or a Portfolio.
     Subject to supervision by the Board, the Manager shall have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the investments of each Portfolio, directly or through investment subadvisers.
     The Manager and any other party performing services covered by this Agreement shall be subject to: (1) the restrictions of the Trust’s Declaration of Trust as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to each Portfolio’s investment objectives, investment strategies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Trust (the “registration statement”) under the Securities Act of 1933, as amended; (4) appropriate state insurance laws; and (5) any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

     (a) General Management Services. The Manager shall supervise and oversee all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services (“Service Providers”). The Manager shall also be responsible for the performance of various administrative functions for the Trust including:
     (1) coordinate the efforts of the Trust’s counsel and independent auditors;
     (2) provide officers for the Trust;
     (3) provide clerical, secretarial and bookkeeping services, office supplies, office space and related services (including telephone and other utility services); and
     (4) monitor state and federal law as it may apply to the Trust or Portfolios.
     (b) Investment Advisory Services. The Manager shall provide the Trust directly or through investment subadvisers with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of each Portfolio, shall furnish continuously an investment program for each Portfolio, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the various Portfolios, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.
     The Trust has furnished the Manager with copies of the Trust’s registration statement and Declaration of Trust as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Trust.
     The Manager represents that in performing investment advisory services for each Portfolio, the Manager shall make every effort to ensure that: (1) each Portfolio complies with Section 817(h) of the Code and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Portfolio continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provisions; and (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Portfolio may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Manager shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Trust’s securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination until notified to the contrary.
     The Manager shall take, on behalf of each Portfolio, all actions which it considers necessary to implement the investment strategies of such Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the account of each Portfolio with brokers and dealers selected by it, and to that end, the Manager is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of each Portfolio.
     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, the Manager is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board from time to time. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with it or the Trust (or with a subadviser) as well as brokers or dealers which sell insurance policies of Merrill Lynch Insurance Company and ML Life Insurance Company of New York or their affiliates.

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     To the extent permitted by the policy guidelines, the Manager is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by such brokers and dealers which the Manager believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the brokerage service arrangements made available by the broker or dealer. In connection with the foregoing, the Manager is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Manager determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the Manager’s overall responsibilities with respect to the Trust, the Portfolio and to any other client accounts or portfolios which the Manager advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
     When selecting brokers or dealers and placing purchase and sale orders for securities and other investments, when instructed to do so by the Trust in connection with brokerage service arrangements approved by the Board, the Manager agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust (including brokers or dealers who are affiliated persons of the Trust, the Manager or a subadviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
     The Manager also is authorized to aggregate purchase and sale orders for securities held (or to be held) in a Portfolio with similar orders being made on the same day for other client accounts or Portfolios managed by Manager. When an order is so aggregated: (1) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (2) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolios) participating in the transaction. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.
     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including a Portfolio), the Manager may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Manager considers equitable. Similarly, the Manager may not recommend a specific security or other investment for all client accounts or portfolios (including the Portfolios) with the same or similar investment objective(s) or strategies or may not recommend a specific security or other investment for such client accounts at the same time or price.
     As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Portfolio consistent with the requirements under the 1940 Act, the Manager shall:
(1)	Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Portfolio as set forth in the registration statement;

(2)	Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Portfolio for approval, modification, or rejection by the Board;

(3)	Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4)	Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Portfolio, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

3

(5)	Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Portfolio including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Portfolio as of the end of the quarter;

(6)	Maintain, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all records relating to each Portfolio’s investments that are required to by maintained by the Trust pursuant to paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act;

(7)	Furnish any personnel, office space, equipment and other facilities necessary for it to perform its obligations under this Agreement;

(8)	Provide the appropriate Service Provider(s) with such financial or other data concerning each Portfolio’s investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission (“SEC”) and any other regulator;

(9)	To the extent required by appropriate Service Providers, assist in determining each business day the net asset value of the shares of each Portfolio; and

(10)	Enter into any written investment advisory or investment subadvisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager’s responsibilities listed above.
ARTICLE II
The Manager
     The Manager is registered with the SEC under the Advisers Act. The Manager shall remain so registered throughout the term of this Agreement and shall notify Trust immediately if the Manager ceases to be so registered as an investment adviser.
     The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Manager’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Manager shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Manager by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.
ARTICLE III
Allocation of Charges and Expenses
     (a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this agreement, and shall at its own expense provide the office space, equipment and facilities for such personnel, and shall pay all compensation of officers and trustees of the Trust who are affiliated persons of the Manager.

4

     (b) Investment Subadviser Fees. The Manager assumes and shall pay the fees of any investment adviser(s), investment subadviser(s) or other party it contracts with to assume all or part of the Manager’s responsibilities under this Agreement.
     (c) The Trust. The Trust assumes and shall pay or cause to be paid all of its other expenses, including, without limitation, the following: taxes, fees of the administrator, expenses for legal and auditing services, costs of printing proxy materials, shareholder reports and prospectuses (except to the extent such prospectuses are used in connection with the sale and distribution of the Trust’s securities), custody and transfer agency fees, expenses of redemption of shares, SEC filing fees, expenses of registering the shares under the federal securities laws, fees and actual out-of-pocket expenses of trustees who are not affiliated persons of the Trust, accounting and printing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Trust.
ARTICLE IV
Compensation of the Manager
     For the services rendered, the facilities furnished and expenses assumed by the Manager, the Trust shall pay to the Manager at the end of each calendar month a fee for each Portfolio calculated as a percentage of the average daily net assets of the Portfolio at the annual rates set forth in Appendix A of this Agreement. The Manager’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of each Portfolio are determined in the manner and at the times set forth in the Trust’s current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.
     In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.
ARTICLE V
Limitation of Liability of the Manager
     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for (a) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (b) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.
ARTICLE VI
Activities of the Manager
     The Manager’s services under this Agreement are not exclusive. The Manager may provide the same or similar services to other clients and is not required to give priority to one or more of the Portfolios over its other client accounts or portfolios.
     It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested persons of the Manager, as trustees, officers, employees and shareholders or otherwise, and that trustees, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Trust, and that the Manager may become interested in the Trust as a shareholder or otherwise.

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ARTICLE VII
Books and Records
     The Manager hereby undertakes and agrees to maintain all records not maintained by Service Providers or investment subadvisers pursuant to their agreements with the Trust or Manager, in the form and for the period required by Rule 31a-2 under the 1940 Act.
     The Manager agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Manager’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Manager.
     The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.
ARTICLE VIII
Effectiveness, Duration and Termination of this Agreement
     This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of each Portfolio. This Agreement shall become effective on the date which it is so approved. This Agreement may be extended to cover any investment portfolios of the Trust that may be created in the future. This agreement shall become effective as to each such future investment portfolio when it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of such portfolio. As to each Portfolio of the Trust, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Portfolio at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Portfolio; and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.
     This Agreement may be terminated at any time as to any Portfolio or to all Portfolios, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Portfolio, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Portfolios, or if a different investment manager is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Portfolios. This Agreement shall automatically terminate in the event of its assignment.
ARTICLE IX
Amendments of this Agreement
     This Agreement may be amended as to each Portfolio by the parties only if such amendment is specifically approved by (a) the vote of a majority of outstanding votes attributable to the shares of the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

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ARTICLE X
Definitions of Certain Terms
     The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding votes” attributable to the shares of a Portfolio means the lesser of (1) 67% or more of the votes attributable to such Portfolio present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (2) more than 50% of the votes attributable to shares of the Portfolio.
ARTICLE XI
Governing Law
     This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.
ARTICLE XII
Severability
     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MLIG VARIABLE INSURANCE TRUST
By:

Title:

ATTEST:

ROSZEL ADVISORS, LLC.
By:

Title:

ATTEST:

7

APPENDIX F
INVESTMENT SUB-ADVISORY AGREEMENT
         THIS INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), made this ___day of ___, 2008 by and between Roszel Advisors, LLC, a Delaware limited liability company (the “Adviser”), and BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).
     Adviser and Sub-Adviser agree as follows:
1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser’s management of the [Roszel/BlackRock Equity Dividend Portfolio] [Roszel/BlackRock Fixed-Income Portfolio] (the “Portfolio”) of MLIG Variable Insurance Trust (the “Trust”). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolio that the Adviser shall, from time to time, direct.
2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.
3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser’s management of the Portfolio assets.
4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.
     In particular, the Sub-Adviser shall be responsible to ensure that the Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the “Code”) and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.
     Sub-Advisor shall not consult with other sub-advisers of the Portfolio, or with sub-advisers of other investment portfolios of the Trust, concerning transactions in portfolio securities or other portfolio investments of the Portfolio.
5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio as these relate to the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Trust’s board of trustees and set forth in the Trust’s current registration statement.

     To the extent permitted by the policy guidelines set forth in the Trust’s current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser’s overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, when instructed to do so by either the Trust or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust or Adviser (including brokers or dealers who are affiliated persons of the Trust or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
     Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.
     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), Sub-Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.
6. Sub-Adviser’s services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolio over other client accounts or portfolios.
7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Trust or the Portfolio or otherwise be deemed agents of the Adviser, the Trust or the Portfolio.
8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Trust’s board of trustees and set forth in the Trust’s current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Trust’s board of trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for such services in addition to Sub-Adviser’s fees for services under this Agreement.
9. The Adviser delegates the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation.

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The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser’s voting procedures, and of the Sub-Adviser’s actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser’s authorized representative, as appropriate.
10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolio.
11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.
12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the “1940 Act”) or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.
13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.
14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Trust that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, Sub-Adviser shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.
15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolio at the following annual rates:
[For the Roszel/BlackRock Equity Dividend Portfolio:
0.35% on the first $200 million
0.27% on the next $200 million
and
0.25% on amounts in excess of $400 million.]
[For the Roszel/BlackRock Fixed-Income Portfolio:
0.20% of average daily net assets.]

3

Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.
     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.
     16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio’s investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.
     Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Trust are the property of the Trust and further agrees to surrender promptly to the Adviser or the Trust any such books, records or information upon the Adviser’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Trust or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Trust.
     The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and the Trust or either of their authorized representatives not less frequently than annually.
17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Trust, or if such disclosure is required by federal or state regulatory authorities.
     Sub-Adviser may disclose the investment performance of the Portfolio and the Portfolio, provided that such disclosure does not reveal the identity of the Adviser, the Portfolio or the Trust. Sub-Adviser may, however, disclose that Adviser, the Trust and the Portfolio are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolio.
18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, “disabling conduct”), Sub-Adviser shall not be liable to Adviser, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.
19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

4

     Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser’s failure to ensure that the Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.
20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, trustees, partners, employees and any person who controls Sub-Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).
21. The Sub-Adviser agrees to permit the Adviser and the Trust to use its name, along side the Adviser’s name, in the Portfolio’s name and in descriptions of the Portfolio, as these appear in the Trust’s prospectus(es) and/or sales literature related to the Portfolio, provided, however, that the Adviser and the Trust shall cease such use of the Sub-Adviser’s name in the event that this Agreement is terminated.
22. This Agreement shall not become effective unless and until it is approved by the board of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Trust’s stock representing an interest in the Portfolio. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of trustees of the Trust, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.
23. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Trust’s board of trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Trust regarding the Adviser’s management of the Portfolio.
24. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Trust shares of the class representing an interest in the Portfolio.
25. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding shares of the class” means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.
26. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.
27. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

5

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Roszel Advisors, LLC

By: John Manetta
Title:	President

ATTEST:

BlackRock Investment Management, LLC

By:
Title:

ATTEST:

6

3 EASY WAYS TO VOTE
1.	Automated Touch Voting: Call toll-free 1-888- - and follow the prompts.
2.	On the Internet at www.proxyweb.com and follow the simple instructions.
3.	Return this card using the enclosed postage-paid envelope.
[999 999 999 999 99]
MLIG Variable Insurance Trust
SPECIAL MEETING OF SHAREHOLDERS — December 5, 2008
VOTING INSTRUCTION CARD
INSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE [all except Roszel/BlackRock Equity Dividend and Roszel/BlackRock Fixed Income] THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY ON BEHALF OF THE BOARD OF TRUSTEES OF MLIG VARIABLE INSURANCE TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ABOVE-REFERENCED PORTFOLIO, A SERIES OF MLIG VARIABLE INSURANCE TRUST, TO BE HELD ON DECEMBER 5, 2008.
The undersigned hereby instructs the above-referenced Insurance Company to vote the shares of the above mentioned Portfolio, (the “Portfolio”), a series of MLIG Variable Insurance Trust (the “Trust”), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the “Meeting”) to be held on December 5, 2008, at 8:00 a.m., Eastern time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534, and at any adjournment(s) thereof.
The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated November 14, 2008.

Please mark, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Dated: , 2008

(Signature) (Sign in the Box)

Please sign exactly as your name appears on
this card. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee,
guardian), the individual must provide his or her
full title following the signature.

THE VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. YOUR INSURANCE COMPANY WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY DECEMBER 4, 2008 TO BE COUNTED.
                         Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☑
                         PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement between the Portfolio and Roszel Advisors, LLC	☐	☐	☐ (01)
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE
1.	Automated Touch Voting: Call toll-free 1-888- - and follow the prompts.
2.	On the Internet at www.proxyweb.com and follow the simple instructions.
3.	Return this card using the enclosed postage-paid envelope.
[999 999 999 999 99]
MLIG Variable Insurance Trust
SPECIAL MEETING OF SHAREHOLDERS — December 5, 2008
VOTING INSTRUCTION CARD
INSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE [either Roszel/BlackRock Equity Dividend or Roszel/BlackRock Fixed Income] THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY ON BEHALF OF THE BOARD OF TRUSTEES OF MLIG VARIABLE INSURANCE TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ABOVE-REFERENCED PORTFOLIO, A SERIES OF MLIG VARIABLE INSURANCE TRUST, TO BE HELD ON DECEMBER 5, 2008.
The undersigned hereby instructs the above-referenced Insurance Company to vote the shares of the above mentioned Portfolio, (the “Portfolio”), a series of MLIG Variable Insurance Trust (the “Trust”), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the “Meeting”) to be held on December 5, 2008, at 8:00 a.m., Eastern time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534, and at any adjournment(s) thereof.
The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated November 14, 2008.

Please mark, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Dated: , 2008

(Signature) (Sign in the Box)

Please sign exactly as your name appears on
this card. If the individual signing the form is
a fiduciary (e.g., attorney, executor, trustee,
guardian), the individual must provide his or
her full title following the signature.

THE VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. YOUR INSURANCE COMPANY WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” THE PROPOSALS. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY DECEMBER 4, 2008 TO BE COUNTED.
                         Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☑
                         PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement between the Portfolio and Roszel Advisors, LLC.	☐	☐	☐	(01)

[2/3].	To approve a new subadvisory agreement for the Portfolio between BlackRock Investment Management, LLC and Roszel Advisors, LLC.	☐	☐	☐	[(02)/ (03)].
PLEASE SIGN AND DATE ON THE REVERSE SIDE.